PIMCO Variable Insurance Trust

Supplement Dated April 13, 2009 to the

Administrative Class Prospectus, dated May 1, 2008

Institutional Class Prospectus, dated May 1, 2008

Administrative Class Prospectus for the Money Market Portfolio, dated May 1, 2008

Institutional Class Prospectus for the Money Market Portfolio, dated May 1, 2008

Disclosure related to the PIMCO Money Market Portfolio

The Board of Trustees of PIMCO Variable Insurance Trust (the “Trust”) approved the continued participation by PIMCO Money Market Portfolio (the “Portfolio”) in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program insures shares held by money market fund investors as of the close of business September 19, 2008 against loss in the event that a money market fund’s net asset value per share falls below $0.995. Following such an occurrence by a fund participating in the Program, shareholders as of September 19, 2008 will receive $1.00 per share upon liquidation of the fund. Shares acquired by investors after September 19, 2008 are not eligible for protection under the Program, except in certain circumstances. Guarantee payments under the Program will not exceed the amount available within the U.S. Department of the Treasury’s Exchange Stabilization Fund (“ESF”) on the date of payment. As of February 28, 2009, ESF assets were approximately $49 billion. The Program currently covers over $3 trillion of combined fund assets.

The Program is designed to address temporary dislocations and to support ongoing stability in the credit markets. The Program was scheduled to terminate on April 30, 2009, but has been extended by the U.S. Department of the Treasury through September 18, 2009. Participation in the Program extension (i.e., through September 18, 2009) requires a payment to the U.S. Department of the Treasury in the amount of 0.015% of the net asset value of the Portfolio as of September 19, 2008. This expense will be borne by the Portfolio.

Investors Should Retain This Supplement For Future Reference